SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                 --------------


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                          Date of Report: November 8, 2002
                        ---------------------------------
                        (Date of earliest event reported)


                       CITICORP MORTGAGE SECURITIES, INC.
                             (Packager and Servicer)
    (Issuer in Respect of the REMIC Pass-Through Certificates, Series 2002-11)
    -------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)


   Delaware                     333-72082                     13-3408713
 ----------------------------------------------------------------------------
  (State or other juris-       (Commission                 (I.R.S. Employer
 diction of organization)       File Nos.)                Identification No.)


12855 North Outer Forty Drive, St. Louis, Missouri            63141
--------------------------------------------------          ----------
   (Address of principal executive offices)                 (Zip Code)


Registrant's Telephone Number, including area code: (314) 851-6305

--------------------------------------------------------------------------
(Former name, former address and former fiscal year, if changed since last report.)

Item 5.        Other Events.

     The following are Collateral Term Sheets prepared by Citicorp Mortgage Securities, Inc. ("CMSI") in connection with the offering of its REMIC Pass-Through Certificates, Series 2002-11. The information set forth in these Collateral Term Sheets will be superseded in its entirety by the information set forth in the final prospectus for the Series 2002-11 REMIC Pass-Through Certificates and by any subsequent Collateral Term Sheets filed under Form 8-K subsequent to the date hereof related to the Series 2002-11 REMIC Pass-Through Certificates.

     On November 26, 2002, CMSI is to transfer to the Trustee mortgage loans(1) with an aggregate scheduled principal balance outstanding (after deducting principal payments due on or before November 1, 2002) as of November 1, 2002 of $532,400,136.12. The mortgage loans that have original maturites of at least 20 years but not more than 30 years and are not relocation mortgage loans, the "pool I mortgage loans", have an aggregate scheduled principal balance outstanding (after deducting principal payments due on or before November 1, 2002) as of November 1, 2002 of $303,477,577.68. The mortgage loans that have original maturites of at least 10 years but not more than 15 years, the "pool II mortgage loans", have an aggregate scheduled principal balance outstanding (after deducting principal payments due on or before November 1, 2002) as of November 1, 2002 of $126,464,144.67. The mortgage loans that have original maturites of at least 20 years but not more than 30 yearsand are relocation mortgage loans, the "pool III mortgage loans", have an aggregate scheduled principal balance outstanding (after deducting principal payments due on or before November 1, 2002) as of November 1, 2002 of $102,458,413.77. Information below is provided with respect to all mortgage loans expected to be included in the mortgage loan pool.

     The total numbers of the pool I mortgage loans, the pool II mortgage loans and the pool III mortgage loans as of November 1, 2002 were 674, 278 and 235, respectively. The weighted average interest rates of the pool I mortgage loans, the pool II mortgage loans and the pool III mortgage loans (before deduction of the servicing fee) as of November 1, 2002 were 6.662%, 6.213% and 6.262%, respectively. The weighted average remaining terms to stated maturity of the pool I mortgage loans, the pool II mortgage loans and the pool III mortgage loans as of November 1, 2002 were 356.07 months, 177.40 months and 355.00 months, respectively. All mortgage loans have original maturities of at least 10 but not more than 30 years. None of the pool I mortgage loans, the pool II mortgage loans or the pool III mortgage loans were originated prior to October 1, 2001, July 1, 2001 and August 1, 2001, respectively or after November 1, 2002. The weighted average original terms to stated maturity of the pool I mortgage loans, the pool II mortgage loans and the pool III mortgage loans as of November 1, 2002 were 358.10 months, 179.23 months and 358.99 months, respectively.

     None of the pool I mortgage loans or pool III mortgage loans have a scheduled maturity later than November 1, 2032, November 1, 2017 and November 1, 2032. None of the pool II mortgage loans have a scheduled maturity later than October 1, 2017. Each pool I mortgage loan, pool II mortgage loan and pool III mortgage loan had an original principal balance of not less than $50,400, $30,000 and $173,288, respectively, nor more than $1,000,000. Pool I mortgage loans, pool II mortgage loans and pool III mortgage loans having aggregate scheduled principal balances of $10,365,361, $1,214,070 and $3,842,785, respectively, as of November 1, 2002, had loan-to-value ratios at origination in excess of 80%, but no pool I mortgage loans, pool II mortgage loans or pool III mortgage loans had loan-to-value ratios in excess of 95%. The weighted average loan-to-value ratios at origination of the pool I mortgage loans, the pool II mortgage loans and the pool III mortgage loans as of November 1, 2002 were 64.7%, 55.9% and 73.9%, respectively. No more than $3,139,488, $2,469,642 and
$3,551,127, respectively, of the pool I mortgage loans, the pool II mortgage loans and the pool III mortgage loans are secured by mortgaged properties located in any one zip code. At least 94%(2), 97% and 100%, respectively, of the pool I mortgage loans, the pool II mortgage loans and the pool III mortgage loans are secured by mortgaged properties determined by CitiMortgage, Inc. to be the primary residence of the borrower.

-----------
1 Terms used herein and not defined have the meaning assigned thereto in the form of Prospectus included in CMSI's Registration Statement(333-72082).

2 Such percentages are expressed as a percentage of the aggregate scheduled principal balance of the pool I mortgage loans having such characteristics relative to the aggregate scheduled principal balance of all the pool I mortgage loans, as a percentage of the aggregate scheduled principal balance of the pool II mortgage loans having such characteristics relative to the aggregate scheduled principal balance of all the pool II mortgage loans or as a percentage of the aggregate scheduled principal balance of the pool III mortgage loans having such characteristics relative to the aggregate scheduled principal balance of all the pool III mortgage loans.

     At least 95%, 95% and 8%, respectively, of the pool I mortgage loans, the pool II mortgage loans and the pool III mortgage loans will be mortgage loans originated using loan underwriting policies which require, among other things, proof of income and liquid assets and telephone verification of employment, or are refinanced mortgage loans originated using alternative or streamlined underwriting policies. No more than 5%, 5% and 92%, respectively of the pool I mortgage loans, the pool II mortgage loans and the pool III mortgage loans will be mortgage loans originated using a loan underwriting policy which, among other things, requires verification of employment and may require proof of liquid assets, but does not require verification of income as stated on the loan application. No more than 67%, 87% and none, respectively, of the pool I mortgage loans, the pool II mortgage loans and the pool III mortgage loans will be refinanced mortgage loans originated using alternative or streamlined underwriting policies.

     All of the mortgage loans which had loan-to-value ratios greater than 80% at origination had primary mortgage insurance as of such date. In the case of the pool I mortgage loans and the pool II mortgage loans for which additional collateral was pledged, taken as a group:

     1. the numbers of such pool I mortgage loans and pool II mortgage loans are 6 and 4, respectively;

     2. such pool I mortgage loans and pool II mortgage loans have aggregate scheduled principal balances of $2,023,530 and $1,625,639, respectively;

     3. the weighted average loan-to-value ratios of such pool I mortgage loans and pool II mortgage loans, taking into account the loanable value of the pledged additional collateral, are 75.0% and 77.8%, respectively; and

     4. the weighted average loan-to-value ratios of such pool I mortgage loans and pool II mortgage loans, without taking into account the loanable value of the pledged additional collateral, are 89.1% and 93.5%, respectively.

     Pool I premium loans will consist of pool I mortgage loans with net loan rates greater than or equal to 6.000%. Pool I discount loans will consist of pool I mortgage loans with net loan rates less than 6.000%. The aggregate scheduled principal balances outstanding as of the cut-off date of the pool I premium loans and the pool I discount loans were $300,330,962 and $3,146,616, respectively. The weighted average interest rates of the pool I premium loans and the pool I discount loans, as of the cut-off date, were 6.667% and 6.109%, respectively. The weighted average remaining terms to stated maturity of the pool I premium loans and the pool I discount loans, as of the cut-off date, were
356.04 months and 358.22 months, respectively.

     Pool II premium loans will consist of pool II mortgage loans with net loan rates greater than or equal to 5.250%. All pool II mortgage loans are pool II premium loans. The aggregate scheduled principal balance outstanding as of the cut-off date of the pool II premium loans was $126,464,145. The weighted average interest rate of the pool II premium loans, as of the cut-off date, was 6.213%. The weighted average remaining term to stated maturity of the pool II premium loans, as of the cut-off date, was 177.40 months.

     Pool III premium loans will consist of pool III mortgage loans with net loan rates greater than or equal to 6.000%. Pool III discount loans will consist of pool III mortgage loans with net loan rates less than 6.000%. The aggregate scheduled principal balances outstanding as of the cut-off date of the pool III premium loans and the pool III discount loans were $59,662,885 and $42,795,528, respectively. The weighted average interest rates of the pool III premium loans and the pool III discount loans, as of the cut-off date, were 6.468% and 5.974%, respectively. The weighted average remaining terms to stated maturity of the pool III premium loans and the pool III discount loans, as of the cut-off date, were 354.52 months and 355.68 months, respectively.

      The following tables set forth information regarding the mortgage loans as of November 1, 2002.


                 YEARS OF ORIGINATION OF POOL I MORTGAGE LOANS

                                  Number of                 Aggregate Principal
Year Originated                   Loans                    Balances Outstanding
---------------                   --------                 --------------------

2001                                  4                         $  1,233,009

2002                                670                          302,244,569


Total                               674                         $303,477,578
                                    ===                         ============


                 YEARS OF ORIGINATION OF POOL II MORTGAGE LOANS

                                  Number of                 Aggregate Principal
Year Originated                   Loans                    Balances Outstanding
---------------                   --------                 --------------------

2001                                  2                         $    744,707

2002                                276                          125,719,438


Total                               278                         $126,464,145
                                    ===                         ============


                YEARS OF ORIGINATION OF POOL III MORTGAGE LOANS

                                  Number of                 Aggregate Principal
Year Originated                   Loans                    Balances Outstanding
---------------                   --------                 --------------------

2001                                 18                         $  7,856,907

2002                                217                           94,601,507


Total                               235                         $102,458,414
                                    ===                         ============

              TYPES OF DWELLINGS SUBJECT TO POOL I MORTGAGE LOANS

Type of                           Number of                 Aggregate Principal
Dwelling Unit                     Loans                    Balances Outstanding
-------------                     ---------                --------------------

Detached houses                     589                         $269,132,486

Multi-family Dwellings*               9                            3,980,757

Townhouses                           10                            3,913,877

Condominium Units (one to four       21                            7,959,180
stories high)

Condominium Units (over four          8                            3,305,933
stories high)

Cooperative Units                    37                           15,185,345


Total                               674                         $303,477,578
                                    ===                         ============

-----------
*   Multi-family dwellings are 2-family, 3-family and 4-family.


              TYPES OF DWELLINGS SUBJECT TO POOL II MORTGAGE LOANS

Type of                           Number of                 Aggregate Principal
Dwelling Unit                     Loans                    Balances Outstanding
-------------                     ---------                --------------------

Detached houses                     248                         $114,540,171

Multi-family Dwellings*               1                              647,812

Townhouses                            3                            1,137,969

Condominium Units (one to four        8                            3,739,678
stories high)

Condominium Units (over four          3                            2,171,574
stories high)

Cooperative Units                    15                            4,226,941


Total                               278                         $126,464,145
                                    ===                         ============

-----------
*   Multi-family dwellings are 2-family.

              TYPES OF DWELLINGS SUBJECT TO POOL III MORTGAGE LOANS

Type of                           Number of                 Aggregate Principal
Dwelling Unit                     Loans                    Balances Outstanding
-------------                     ---------                --------------------

Detached houses                     215                          $94,084,210

Townhouses                            2                            1,063,599

Condominium Units (one to four       11                            4,467,542
stories high)

Condominium Units (over four          3                            1,261,927
stories high)

Cooperative Units                     4                            1,581,136


Total                               235                         $102,458,414
                                    ===                         ============


         NUMBER OF UNITS IN DWELLINGS SUBJECT TO POOL I MORTGAGE LOANS

Type of                           Number of                 Aggregate Principal
Dwelling Unit                     Loans                    Balances Outstanding
-------------                     ---------                --------------------

1-family                            665                         $299,496,820

2-family                              6                            2,919,872

3-family                              2                              700,754

4-family                              1                              360,132


Total                               674                         $303,477,578
                                    ===                         ============


         NUMBER OF UNITS IN DWELLINGS SUBJECT TO POOL II MORTGAGE LOANS

Type of                           Number of                 Aggregate Principal
Dwelling Unit                     Loans                    Balances Outstanding
-------------                     ---------                --------------------

1-family                            277                         $125,816,333

2-family                              1                              647,812


Total                               278                         $126,464,145
                                    ===                         ============


        NUMBER OF UNITS IN DWELLINGS SUBJECT TO POOL III MORTGAGE LOANS

Type of                           Number of                 Aggregate Principal
Dwelling Unit                     Loans                    Balances Outstanding
-------------                     ---------                --------------------

1-family                            235                         $102,458,414


Total                               235                         $102,458,414
                                    ===                         ============

                         SIZE OF POOL I MORTGAGE LOANS

Outstanding Principal             Number of                 Aggregate Principal
Balance by Loan Size              Loans                    Balances Outstanding
---------------------             ---------                --------------------

$149,999 and under                   13                         $  1,178,744

$150,000 through $199,999             1                              195,831

$200,000 through $299,999             4                              883,948

$300,000 through $349,999           126                           41,742,021

$350,000 through $399,999           172                           64,746,239

$400,000 through $449,999            96                           40,819,880

$450,000 through $499,999            87                           41,688,386

$500,000 through $549,999            44                           23,289,239

$550,000 through $599,999            33                           19,301,792

$600,000 through $649,999            37                           23,317,132

$650,000 through $699,999            38                           26,046,082

$700,000 through $799,999             5                            3,670,249

$800,000 through $849,999             4                            3,340,858

$850,000 through $899,999             4                            3,520,715

$900,000 through $949,999             3                            2,795,329

$950,000 and over                     7                            6,941,133


Total                               674                         $303,477,578
                                    ===                         ============

                         SIZE OF POOL II MORTGAGE LOANS

Outstanding Principal             Number of                 Aggregate Principal
Balance by Loan Size              Loans                    Balances Outstanding
---------------------             ---------                --------------------

$149,999 and under                    6                         $    383,246

$150,000 through $199,999             3                              558,387

$200,000 through $249,999             1                              237,218

$250,000 through $299,999             1                              285,027

$300,000 through $349,999            52                           17,162,266

$350,000 through $399,999            62                           22,905,395

$400,000 through $449,999            41                           17,307,425

$450,000 through $499,999            32                           15,204,661

$500,000 through $549,999            20                           10,427,042

$550,000 through $599,999            16                            9,266,000

$600,000 through $649,999            16                           10,098,914

$650,000 through $699,999            12                            8,136,242

$700,000 through $749,999             1                              700,608

$750,000 through $799,999             2                            1,552,015

$800,000 through $849,999             1                              817,386

$850,000 through $949,999             4                            3,483,309

$950,000 through $999,999             7                            6,939,004

$1,000,000 and over                   1                            1,000,000


Total                               278                         $126,464,145
                                    ===                         ============

                         SIZE OF POOL III MORTGAGE LOANS

Outstanding Principal             Number of                 Aggregate Principal
Balance by Loan Size              Loans                    Balances Outstanding
---------------------             ---------                --------------------

$299,999 and under                    1                         $    171,979

$300,000 through $349,999            60                           19,757,913

$350,000 through $399,999            62                           23,269,241

$400,000 through $449,999            37                           15,827,664

$450,000 through $499,999            23                           11,032,939

$500,000 through $549,999            12                            6,281,241

$550,000 through $599,999            16                            9,352,633

$600,000 through $649,999             7                            4,361,611

$650,000 through $699,999            12                            8,189,952

$700,000 through $749,999             2                            1,430,374

$750,000 through $949,999             1                              803,355

$950,000 and over                     2                            1,979,512


Total                               235                         $102,458,414
                                    ===                         ============

              DISTRIBUTION OF GROUP I MORTGAGE LOANS BY NOTE RATES

Mortgage Loan                     Number of                 Aggregate Principal
Interest Rate                     Loans                    Balances Outstanding
-------------                     ---------                --------------------

6.000% -   6.000%                     1                         $    395,606

6.001% -   6.500%                   247                          111,759,326

6.501% -   7.000%                   387                          176,014,799

7.001% -   7.500%                    37                           14,729,647

7.501% -   7.875%                     2                              578,200


Total                               674                         $303,477,578
                                    ===                         ============


              DISTRIBUTION OF POOL II MORTGAGE LOANS BY NOTE RATES

Mortgage Loan                     Number of                 Aggregate Principal
Interest Rate                     Loans                    Balances Outstanding
-------------                     ---------                --------------------

5.750% - 6.000%                      35                         $ 15,147,641

6.001% - 6.500%                     233                          106,668,974

6.501% - 7.000%                       9                            3,774,444

7.001% - 7.125%                       1                              873,086


Total                               278                         $126,464,145
                                    ===                         ============


             DISTRIBUTION OF POOL III MORTGAGE LOANS BY NOTE RATES

Mortgage Loan                     Number of                 Aggregate Principal
Interest Rate                     Loans                    Balances Outstanding
-------------                     ---------                --------------------

5.625% - 6.000%                      67                         $ 29,197,854

6.001% - 6.500%                     133                           57,585,262

6.501% - 7.000%                      35                           15,675,298


Total                               235                         $102,458,414
                                    ===                         ============

                     DISTRIBUTION OF POOL I MORTGAGE LOANS
                     BY LOAN-TO-VALUE RATIOS AT ORIGINATION

                                  Number of                 Aggregate Principal
Loan-To-Value Ratio               Loans                    Balances Outstanding
-------------------               ---------                --------------------

65.00% and below                    288                         $137,205,744

65.001% - 75.000%                   146                           68,002,404

75.001% - 80.000%                   207                           87,904,070

80.001% - 85.000%                     5                            1,412,491

85.001% - 90.000%                    26                            8,328,629

90.001% - 95.000%                     2                              624,240


Total                               674                         $303,477,578
                                    ===                         ============


                     DISTRIBUTION OF POOL II MORTGAGE LOANS
                     BY LOAN-TO-VALUE RATIOS AT ORIGINATION

                                  Number of                 Aggregate Principal
Loan-To-Value Ratio               Loans                    Balances Outstanding
-------------------               ---------                --------------------

65.00% and below                    171                         $ 83,149,360

65.001% - 75.000%                    60                           24,742,307

75.001% - 80.000%                    42                           17,358,408

80.001% - 85.000%                     1                              196,623

85.001% - 90.000%                     4                            1,017,447


Total                               278                         $126,464,145
                                    ===                         ============


                     DISTRIBUTION OF POOL III MORTGAGE LOANS
                     BY LOAN-TO-VALUE RATIOS AT ORIGINATION

                                  Number of                 Aggregate Principal
Loan-To-Value Ratio               Loans                    Balances Outstanding
-------------------               ---------                --------------------

65.00% and Below                     42                          $19,680,625

65.001% - 75.000%                    39                           17,677,311

75.001% - 80.000%                   143                           61,257,693

80.001% - 85.000%                     1                              317,942

85.001% - 90.000%                     9                            3,352,864

90.001% - 95.000%                     1                              171,979


Total                               235                         $102,458,414
                                    ===                         ============

                           GEOGRAPHIC DISTRIBUTION OF
                      POOL I MORTGAGED PROPERTIES BY STATE

                                  Number of                 Aggregate Principal
State                             Loans                    Balances Outstanding
-----                             --------                 --------------------

Alabama                               4                         $  1,797,528
Arizona                               7                            3,768,066
Arkansas                              2                              719,982
California                          207                           94,687,749
Colorado                             18                            7,664,679
Connecticut                          23                           11,288,503
Delaware                              1                              374,320
District of Columbia                  5                            2,147,543
Florida                              15                            6,565,759
Georgia                              19                            8,415,784
Illinois                             22                            9,716,192
Indiana                               2                              603,127
Kansas                                2                              692,948
Kentucky                              1                              414,893
Maine                                 1                              387,658
Maryland                             23                            9,711,457
Massachusetts                        41                           19,096,087
Michigan                              5                            2,236,450
Minnesota                             4                            2,122,323
Mississippi                           4                            2,365,328
Missouri                             12                            5,775,461
Montana                               1                              388,676
Nevada                                2                              723,697
New Jersey                           29                           12,473,616
New Mexico                            4                            1,258,869
New York                            124                           56,210,942
North Carolina                        7                            3,397,203
Ohio                                  3                            1,040,324
Oregon                                1                              423,626
Pennsylvania                          7                            3,326,191
Rhode Island                          3                            1,252,857
South Carolina                        7                            2,875,885
Tennessee                             5                            2,066,838
Texas                                10                            4,899,055
Utah                                  2                              825,403
Virginia                             34                           13,192,376
Washington                           16                            8,226,928
Wyoming                               1                              343,255

Total                               674                         $303,477,578
                                    ===                         ============

                           GEOGRAPHIC DISTRIBUTION OF
                     POOL II MORTGAGED PROPERTIES BY STATE

                                  Number of                 Aggregate Principal
State                             Loans                    Balances Outstanding
-----                             --------                 --------------------

Alabama                               4                         $  1,894,896
Arizona                               4                            1,569,459
Arkansas                              2                              781,303
California                           95                           43,117,729
Colorado                              9                            4,255,268
Connecticut                           8                            3,932,697
Florida                               7                            3,247,410
Georgia                               4                            1,463,413
Hawaii                                1                              488,537
Illinois                              7                            3,431,230
Indiana                               2                              892,371
Kansas                                1                              420,548
Louisiana                             3                            1,173,037
Maryland                              7                            3,244,683
Massachusetts                        15                            6,280,174
Michigan                              1                              425,546
Minnesota                             2                              843,958
Missouri                             10                            4,774,532
Nevada                                2                              844,411
New Hampshire                         1                              548,149
New Jersey                           11                            5,114,198
New Mexico                            2                              802,687
New York                             34                           14,623,318
North Carolina                        2                              753,274
Ohio                                  2                            1,016,365
Pennsylvania                          7                            3,563,772
South Carolina                        4                            1,797,586
Tennessee                             3                            1,904,284
Texas                                 8                            4,147,840
Utah                                  4                            1,877,046
Virginia                             13                            6,007,970
Washington                            2                              729,865
Wisconsin                             1                              496,589


Total                               278                         $126,464,145
                                    ===                         ============

                           GEOGRAPHIC DISTRIBUTION OF
                     POOL III MORTGAGED PROPERTIES BY STATE

                                  Number of                 Aggregate Principal
State                             Loans                    Balances Outstanding
-----                             --------                 --------------------

Alabama                               1                         $    638,095
Arizona                               2                              767,699
Arkansas                              2                              803,191
California                           38                           17,021,697
Colorado                              4                            1,589,773
Connecticut                          20                            9,154,252
District of Columbia                  2                              805,945
Florida                              11                            5,114,602
Georgia                               4                            1,759,018
Illinois                              8                            3,573,316
Indiana                               3                            1,074,241
Kansas                                1                              335,816
Kentucky                              1                              371,049
Massachusetts                        10                            5,170,878
Michigan                             22                            8,999,754
Minnesota                             2                              642,241
Missouri                              4                            1,480,660
New Jersey                           34                           13,931,618
New York                             16                            7,567,765
North Carolina                        6                            2,814,822
Ohio                                  2                              659,504
Pennsylvania                         15                            6,939,064
Texas                                17                            6,858,605
Virginia                              8                            3,534,046
Washington                            2                              850,763


Total                               235                         $102,458,414
                                    ===                         ============

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            CITICORP MORTGAGE SECURITIES, INC.
                                            (Registrant)

                                            By:
                                               -------------------------
                                                    Howard Darmstadter
                                                    Assistant Secretary


Dated: November 8, 2002